AMERICAN GENERAL SERIES PORTFOLIO COMPANY

     SUPPLEMENT DATED DECEMBER 19, 1999
     TO PROSPECTUS DATED OCTOBER 1, 1999

All Funds

The  "Investment Objective" section included
in  the "Fact Sheet" should reflect that the
investment objective may be changed  by  the
Board   of   Directors  without  shareholder
approval.

Although the Series Company normally redeems
Fund shares for cash, the Series Company has
the  right  to pay separate accounts  assets
other   than  cash  for  redemption  amounts
exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected
Fund, whichever is less.

The  Series Company relies upon an exemptive
order  from  the  SEC which  permits  VALIC,
subject to certain conditions, to select new
sub-advisers   or  replace   existing   sub-
advisers without first obtaining shareholder
approval  for  the  change.  The  Board   of
Directors,  including  a  majority  of   the
"independent" Directors, must  approve  each
new   sub-advisory  agreement.  This  allows
VALIC  to  act more quickly to  change  sub-
advisers when it determines that a change is
beneficial  to shareholders by avoiding  the
delay  of  calling  and holding  shareholder
meetings   to   approve  each   change.   In
accordance  with  the exemptive  order,  the
Series  Company will provide investors  with
information  about each new sub-adviser  and
its sub-advisory agreement within 90 days of
the  hiring of a new sub-adviser.  VALIC  is
responsible   for   selecting,   monitoring,
evaluating and allocating assets to the Sub-
advisers   and  oversees  the  Sub-advisers'
compliance   with   the   relevant    Fund's
investment    objective,    policies     and
restrictions.

Social Awareness Fund

The  following replaces the second paragraph
of    the   section   entitled   "Investment
Objective" in the Fund's "Fact Sheet."

     The Fund does not invest in companies
     that are significantly engaged in:

  * the production of nuclear energy:

  * the manufacture of military weapons or delivery systems;

  * the manufacture of alcoholic beverages or tobacco products;

  * the operation of gambling casinos; or

  * business practices or the production of products that significantly pollute the environment.


VA 9017-A

  AMERICAN GENERAL SERIES PORTFOLIO COMPANY

    SUPPLEMENT DATED DECEMBER 19, 1999 TO
  STATEMENT OF ADDITIONAL INFORMATION DATED
               OCTOBER 1, 1999


Growth Fund Only

The Fund has made certain changes to its investment restrictions. The following replaces the second paragraph of the section entitled "Investment Restrictions - GF and
STF Investment Restrictions:"

     Purchase  the  securities  of  any
     issuer if, as a result, more  than
     25%  of  the  value of the  Funds'
     total assets would be invested  in
     the  securities of issuers  having
     their      principal      business
     activities in the same industry.

All Funds

The following replaces the next to last
paragraph of the section entitled
"Investment Practices - Financial Futures
Contracts:"

     A  Fund,  as an internal operating
     policy   may  not  hold  financial
     futures  contracts  in  an  amount
     greater than 33% of the Fund's net
     assets.  A Fund may not adhere  to
     this internal operating policy  in
     circumstances where  the  Fund  is
     required  to invest a  large  cash
     infusion.

The following replaces the third paragraph of the section entitled "Determination of Net Asset Value:"

     Publicly-traded  corporate   bonds
     are valued at prices obtained from
     representative  pricing   services
     such   as  Merrill  Lynch   Pierce
     Fenner & Smith Inc. or Interactive
     Data Corporation.

VA 9017-1A